SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 30, 2006

H&E EQUIPMENT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Louisiana	000-51759	20-3507540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Mead Road, Suite 200, Baton Rouge, Louisiana 70816
(Address of Principal Executive Offices, including Zip Code)

(225) 298-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On February 3, 2006, H&E Equipment Services, Inc., a Delaware corporation (the “Company” or “we” or “us”), completed its initial public offering of 12,578,125 shares of its common stock at a price of $18.00 per share.  In order to have an operating Delaware corporation as the issuer for the Company’s initial public offering, each of H&E Holdings L.L.C. and H&E Equipment Services L.L.C merged with and into the Company effective February 3, 2006.  Set forth below are the agreements that were entered into in connection with these transactions.

Item 1.01               Entry into a Material Definitive Agreement.

Underwriting Agreement

On January 30, 2006, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company and Credit Suisse Securities (USA) LLC and UBS Securities LLC, as representatives of the several underwriters named in the Underwriting Agreement (collectively the “Underwriters”), relating to the issuance and sale by the Company to the Underwriters of 10,937,500 shares of the Company’s common stock at a purchase price per share of $18.00 in the Company’s initial public offering (before the Underwriters’ discounts and commissions of $1.26 per share).  The Company also granted the Underwriters an option to acquire an additional 1,640,625 shares from the Company for the purpose of covering over-allotment sales.  The underwriters exercised this option in full and the transaction closed on February 3, 2006.  The Underwriting Agreement contains customary representations and warranties, closing conditions and indemnification obligations.  A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto, the terms of which are incorporated herein by reference.

Agreement and Plan of Merger

On February 2, 2006, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, H&E Equipment Services L.L.C. (“H&E LLC”) and H&E Holdings L.L.C. (“Holdings”), pursuant to which each of H&E LLC and Holdings merged (the “Merger”) with and into the Company, with the Company continuing as the surviving corporation.  The merger was effective on February 3, 2006 (immediately prior to the closing of the Company’s initial public offering).  Pursuant to the terms of the Merger Agreement, membership units of Holdings converted into 25,492,516 shares of Company common stock in the aggregate.  A copy of the Merger Agreement is filed as Exhibit 2.1 hereto, the terms of which are incorporated herein by reference.

Amended and Restated Security Holders Agreement

On February 3, 2006, the Company entered into the Amended and Restated Security Holders Agreement, among the Company and certain of our stockholders (the “Security Holders Agreement”).  The amendment eliminates certain provisions from the prior Security Holders Agreement that would not be appropriate for a company with publicly traded equity securities.  A copy of the Security Holders Agreement is filed as Exhibit 4.1 hereto, the terms of which are incorporated herein by reference.

Amended and Restated Investor Rights Agreement

On February 3, 2006, the Company entered into the Amended and Restated Investor Rights Agreement, among the Company and certain of our stockholders (the “Investor Rights Agreement”).  The amendment eliminates certain provisions from the prior Investor Rights Agreement that would not be appropriate for a company with publicly traded equity securities.  A copy of the Investor Rights Agreement is filed as Exhibit 4.2 hereto, the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On February 3, 2006, the Company entered into the Amended and Restated Registration Rights Agreement, among the Company and certain of our stockholders (the “Registration Rights Agreement”).  The amendment provides that the registration rights that previously applied to the units of H&E LLC thereafter apply to the common stock held by the parties thereto.  A copy of the Registration Rights Agreement is filed as Exhibit 4.3 hereto, the terms of which are incorporated herein by reference.

Supplemental Indenture governing 11 1/8% Senior Secured Notes

On February 3, 2006, the Company entered into the Supplemental Indenture, among the Company, H&E LLC, H&E Finance Corp. and The Bank of New York, as trustee, governing the 11 1/8% Senior Secured Notes due 2012 (the “Senior Secured Notes Supplemental Indenture”).  The Senior Secured Notes Supplemental Indenture provides that the Company is substituted for H&E LLC in the Indenture, dated as of June 17, 2002, governing the 11 1/8% Senior Secured Notes and that the Company assumes all of the obligations of H&E LLC thereunder.  A copy of the Senior Secured Notes Supplemental Indenture is filed as Exhibit 4.4 hereto, the terms of which are incorporated by reference.

Supplemental Indenture governing 12 1/2% Senior Subordinated Notes

On February 3, 2006, the Company entered into the Supplemental Indenture, among the Company, H&E LLC, H&E Finance Corp. and The Bank of New York, as trustee, governing the 12 1/2% Senior Subordinated Notes due 2013 (the “Senior Subordinated Notes Supplemental Indenture”).  The Senior Subordinated Notes Supplemental Indenture provides that the Company is substituted for H&E LLC in the Indenture, dated as of June 17, 2002, governing the 12 1/2% Senior Subordinated Notes and that the Company assumes all of the obligations of H&E LLC thereunder.  A copy of the Senior Subordinated Notes Supplemental Indenture is filed as Exhibit 4.5 hereto, the terms of which are incorporated by reference.

Amendment of Credit Facility

On February 3, 2006, the Company entered into the Joinder Agreement, Consent and Amendment No. 10 to the Credit Agreement dated as of June 17, 2002, as amended (“Amendment No. 10 to the Credit Agreement”), by and among the Company, H&E LLC, Holdings, Great Northern Equipment, Inc., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation, as Agent, and the “Lenders” (as defined therein), pursuant to which, among other things, the Company became a “Borrower” under the Credit Agreement.  A copy of Amendment No. 10 to the Credit Agreement is filed as Exhibit 10.1 hereto, the terms of which are incorporated herein by reference.

Item 8.01               Other Events.

On February 3, 2006, the Company issued a press release related to the closing of its initial public offering.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits

1.1          Underwriting Agreement, dated January 30, 2006, among the Company and Credit Suisse Securities (USA) LLC and UBS Securities LLC, as representatives of the several underwriters named therein.

2.1          Agreement and Plan of Merger, dated February 2, 2006, among the Company, H&E LLC and Holdings.

4.1          Amended and Restated Security Holders Agreement, dated as of February 3, 2006, among the Company and certain other parties thereto.

4.2          Amended and Restated Investor Rights Agreement, dated as of February 3, 2006, among the Company and certain other parties thereto.

4.3          Amended and Restated Registration Rights Agreement, dated as of February 3, 2006, among the Company and certain other parties thereto.

4.4          Supplemental Indenture, dated as of February 3, 2006, among the Company, H&E LLC, H&E Finance Corp. and The Bank of New York.

4.5          Supplemental Indenture, dated as of February 3, 2006, among the Company, H&E LLC, H&E Finance Corp. and The Bank of New York.

10.1        Joinder Agreement, Consent and Amendment No. 10 to the Credit Agreement dated as of June 17, 2002, as amended, by and among the Company, H&E LLC, Holdings, Great Northern Equipment, Inc., GNE Investments, Inc., H&E Finance Corp., General Electric Capital Corporation, as Agent, and the “Lenders” (as defined therein).

99.1        Press Release, dated February 3, 2006.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

H&E EQUIPMENT SERVICES, INC.

Date: February 3, 2006
/s/ Leslie S. Magee
	By:	Leslie S. Magee
	Its:	Chief Financial Officer